Exhibit 10.18

AMENDMENT NO. 1

TO THE

PLAYTIKA HOLDING CORP.

2020 INCENTIVE AWARD PLAN

Effective October 8, 2020

This Amendment No. 1 to the Playtika Holding Corp. 2020 Incentive Award Plan (this “Amendment”), is made and adopted by Playtika Holding Corp., a Delaware corporation (the “Company”), effective on the date on which the Company files the Amended and Restated Certificate of Incorporation of Playtika Holding Corp. (the “Effective Date”). Capitalized but undefined terms shall have the meanings provided in the Plan (as defined below).

WHEREAS, the Company has adopted the Playtika Holding Corp. 2020 Incentive Award Plan (the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth in this Amendment.

WHEREAS, pursuant to Section 10.4 of the Plan, the Plan may be amended by the Board to increase the number of shares of Common Stock available for issuance thereunder, subject to the approval of the stockholders.

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1. The reference to “55,000 Shares” in Section 4.3 of the Plan is hereby amended to read “69,637 Shares.”

2. The reference to “55,000 Shares” in subsection (a) of Section 11.27 of the Plan (Definition of “Overall Share Limit”) is hereby amended to read “69,637 Shares.”

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

(Signature Page Follows)

The undersigned, being the duly elected and acting Secretary of the Company, hereby certifies that the foregoing amendment was duly approved and adopted by the Board of Directors on October 8, 2020, and the stockholders of the Company on October 8, 2020.

By:	/s/ Tian Lin
Name: Tian Lin
Secretary

[Signature Page to Amendment No. 1 to

Playtika Holding Corp. 2020 Incentive Award Plan]